ADVISORY AND CONSULTING AGREEMENT

         THIS ADVISORY AND CONSULTING AGREEMENT ( the "Agreement") is made this day of January 2001, by and between David Michael L.L.C., a Utah Limited Liability Company ("Advisor") and TRSG Corporation., a Delaware corporation with its offices located in North Las Vegas, Nevada (the "Company").

         WHEREAS, Advisor and Advisors's Personnel (as defined below) have experience in evaluating and effecting financing for public and privately-held companies, advising corporate management, and in performing general administrative duties for publicly-held companies and development stage investment ventures; and

         WHEREAS, the Company desires to retain Advisor to advise and assist the Company in financing its development on the terms and conditions set forth below.

         NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and Advisor agree as follows:

1.       Engagement

         The Company hereby retains Advisor, effective as of the date hereof ( the "Effective Date") and continuing until termination, as provided herein, to act as financial advisor to the Company in connection with the proposed financing (the "Financing") of the Company. As part of the Financing, Advisor will assist the Company and its professional advisors in the preparation of documentation, offering circular(s), explanatory or disclosure statement(s), consent solicitation and investor relations (collectively "Services") pursuant to any and Financing arrangements made through Advisor. The Financing and Services are to be provided on a "best efforts" basis, provided, however, that the Services shall expressly exclude all legal advice, accounting services or other services which require licenses or certification which Advisor may not have.

         In the course of providing the Services, Advisor will (a) become familiar with, to the extent the Company deems appropriate, information to be provided by the Company to enable Advisor to analyze the business, operations, properties, financial condition, prospects and projects of the Company; (b) assist and advise the Company in developing a general strategy for accomplishing the Financing; (c) assist and advise the Company with regard to potential Financing of the transaction; and (d) render such other financial advisory services as may from time to time be mutually agreed upon by the Company and Advisor.

2.       Information on the Company

         In connection with Advisor's activities hereunder, the Company will furnish Advisor with all material and information regarding the business and financial condition of the Company (all such information so furnished being referred to herein as the "Information"). The Company recognizes and acknowledges that Advisor (a) will use and rely solely on the Information, and on information available from generally recognized public sources, in performing the Services contemplated by this Agreement without having independently verified the same; (b) does not

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         assume   responsibility   for  the  accuracy  or  completeness  of  the
         Information;   (c)  will  not  make  an  appraisal  of  any  assets  or
         liabilities of the Company; and (d) retains the right to continue to conduct due diligence during the term of this Agreement.

3.       Use of Advice

         Except as required by a court having jurisdiction over the Company, no statements made or advice rendered by Advisor in connection with the Services performed by the Advisor pursuant to this Agreement will be quoted by, nor will any such statements or advice be referred to, in any report, document, release or other communication, whether written or oral, prepared, issued or transmitted by the Company or any person or corporation controlling, controlled by or under common control with, the Company or any director, officer, employee, agent or representative of any such person, without the prior written consent to the extent required by law (in which case the appropriate party shall so advise Advisor in writing prior to such use and shall consult with Advisor with respect to the form and timing of disclosure), provided that the foregoing shall not prohibit appropriate internal communication or reference with respect to such advice internally within such parties and provided further that the Company shall be permitted to use the information, after appropriate review by Advisor, to support its efforts to effect the Financing.

4.       Term

         This Agreement shall have an initial term of twelve (12) months (the "Primary Term"), commencing with the Effective Date. At the conclusion of the Primary Term this Agreement will automatically be extended for the same term ( the "Extension Period") unless Advisor or the Company shall serve written notice on the other party terminating the Agreement. Any notice to terminate given hereunder shall be in writing and shall be delivered at least thirty (30) days prior to the end of the Primary Term or any subsequent Extension Period.

5.       Time and Effort of Advisor

         Advisor shall allocate time and Advisors Personnel as it deems necessary to provide the Services. The particular amount of time may vary from day to day or week to week. Except as otherwise agreed, Advisor's monthly statement identifying, in general, tasks performed for the Company shall be conclusive evidence that the Services have been performed. Additionally, in the absence of willful misfeasance, bad faith, negligence or reckless disregard for the obligations or duties hereunder by Advisor, neither Advisor nor Advisor's Personnel shall be liable to the Company or any of its shareholders for any act or omission in the course of or connected with rendering the Services, including but not limited to losses that may be sustained in any corporate act involved in respect to any Financing undertaken by the Company as a result of introductions or advice provided by Advisor or Advisors's Personnel.

6.       Compensation

         The Company agrees to pay Advisor a fee for the Services ("Advisory Fee") provided by Advisor pursuant to this Agreement, as follows:

               The Advisor shall be paid the sum of Six Hundred Fifty Thousand dollars ($650,000) in cash for the Services as provided for herein. Said

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               amount  shall  be paid not less  than  six  months  from the date hereof, payment of this amount shall be secured by shares of the common stock of the Company in the amount of 11,448,660 shares, the shares shall serve as collateral for the full payment of the Advisory Fee as provided for in this paragraph and in the event of full payment all such shares shall be returned to the Company.

7.       Costs and Expenses

         All third party and out-of-pocket expenses incurred by Advisor in the performance of the Services or for the settlement of debts shall be paid by the Company, or Advisor shall be reimbursed if paid by Advisor on behalf of the Company, within ten (10) days of receipt of written notice by Consultant, provided that the Company must approve in advance all such expenses in excess of $100 per month.

8.       Place of Services

         The Services provided by Advisor or Advisor's Personnel hereunder will be performed at Advisor's offices except as otherwise mutually agreed by Advisor and the Company.

9.       Independent Contractor

         Advisor and Advisor's Personnel will act as an independent contractor in the performance of its duties under this Agreement. Accordingly, Advisor will be responsible for payment of all federal, state, and local taxes on compensation paid under this Agreement, including income and social security taxes, unemployment insurance, and any other taxes due relative to Advisor's Personnel, and any and all business license fees as may be required. This Agreement neither expressly nor impliedly creates a relationship of principal and agent, or employee and employer, between Advisor's Personnel and the Company. Neither Advisor nor Advisor's Personnel are authorized to enter into any agreements on behalf of the Company. The Company expressly retains the right to approve, in its sole discretion, each Financing Opportunity introduced by Advisor, and to make all final decisions with respect to effecting a transaction on any Financing.

10.      No Agency Express or Implied

         This Agreement neither expressly nor impliedly creates a relationship of principal and agent between the Company and Advisor, or employee and employer as between Advisor's Personnel and the Company.

11.      Termination

         The Company and Advisor may terminate this Agreement prior to the expiration of the Primary Term upon thirty (30) days written notice with mutual written consent. Failing to have mutual consent, without prejudice to any other remedy to which the terminating party may be entitled, if any, either party may terminate this Agreement with thirty
         (30) days written notice under the following conditions:



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         (A)      By the Company.
                  --------------

                  (i) If during the Primary Term of this Agreement or any Extension Period, Advisor is unable to provide the
                           Services as set forth herein for thirty (30) consecutive business days because of illness, accident, or other incapacity of Advisor's Personnel; or,

                  (ii) If Advisor willfully breaches or neglects the duties required to be performed hereunder; or,

                  (iii) At Company's option without cause upon 30 days written notice to Advisor; or

         (B)      By Advisor.
                  -----------

                  (i) If the Company breaches this Agreement or fails to make any payments or provide information required hereunder; or,

                  (ii) If the Company ceases business or, other than in an Initial Merger, sells a controlling interest to a third party, or agrees to a consolidation or merger of itself with or into another corporation, or enters into such a transaction outside of the scope of this Agreement, or sells substantially all of its assets to another corporation, entity or individual outside of the scope of this Agreement; or,

                  (iii) If the Company subsequent to the execution hereof has a receiver appointed for its business or assets, or otherwise becomes insolvent or unable to timely satisfy its obligations in the ordinary course of, including but not limited to the obligation to pay the Initial Fee, the Transaction fee, or the Advisory Fee; or,

                  (iv) If the Company subsequent to the execution hereof institutes, makes a general assignment for the benefit of creditors, has instituted against it any bankruptcy proceeding for reorganization for rearrangement of its financial affairs, files a petition in a court of bankruptcy, or is adjudicated a bankrupt; or,

                  (v) If any of the disclosures made herein or subsequent hereto by the Company to Consultant are determined to be materially false or misleading.

         In the event Advisor elects to terminate without cause or this Agreement is terminated prior to the expiration of the Primary Term or any Extension Period by mutual written agreement, or by the Company for the reasons set forth in A(i) and (ii) above, the Company shall only be responsible to pay Advisor for any unreimbursed expenses and Advisory Fee accrued up to and including the effective date of termination. If this Agreement is terminated by the Company for any other reason, or by Advisor for reasons set forth in B(i) through (v) above, Advisor shall be entitled to any outstanding unpaid portion of reimbursable expenses, if any, and for the remainder of the unexpired portion of the applicable term (Primary Term or Extension Period) of the Agreement.




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12.      Indemnification

         Subject to the provisions herein, the Company and Advisor agree to indemnify, defend and hold each other harmless from and against all demands, claims, actions, losses, damages, liabilities, costs and expenses, including without limitation, interest, penalties and attorneys' fees and expenses asserted against or imposed or incurred by either party by reason of or resulting from any action or a breach of any representation, warranty, covenant, condition, or agreement of the other party to this Agreement.

13.      Remedies

         Advisor and the Company acknowledge that in the event of a breach of this Agreement by either party, money damages would be inadequate and the non-breaching party would have no adequate remedy at law. Accordingly, in the event of any controversy concerning the rights or obligations under this Agreement, such rights or obligations shall be enforceable in a court of equity by a decree of specific performance. Such remedy, however, shall be cumulative and nonexclusive and shall be in addition to any other remedy to which the parties may be entitled.

14.      Miscellaneous

          (A) Subsequent Events. Advisor and the Company each agree to notify the other party if, subsequent to the date of this Agreement, either party incurs obligations which could compromise its efforts and obligations under this Agreement.

          (B) Amendment. This Agreement may be amended or modified at any time and in any manner only by an instrument in writing executed by the parties hereto.

          (C) Further Actions and Assurances. At any time and from time to time, each party agrees, at its or their expense, to take actions and to execute and deliver documents as may be reasonably necessary to effectuate the purposes of this Agreement.

          (D) Waiver. Any failure of any party to this Agreement to comply with any of its obligations, agreements, or conditions hereunder may be waived in writing by the party to whom such compliance is owed. The failure of any party to this Agreement to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision or a waiver of the right of such party thereafter to enforce each and every such provision. No waiver of any breach of or noncompliance with this Agreement shall be held to be a waiver of any other or subsequent breach or noncompliance.

          (E) Assignment. Neither this Agreement nor any right created by it shall be assignable by either party without the prior written consent of the other.

          (F) Notices. Any notice or other communication required or permitted by this Agreement must be in writing and shall be deemed to be properly given when delivered in person to an officer of the other party, when deposited in the United States mails for transmittal by certified or registered mail, postage prepaid, or when deposited with a public telegraph company for transmittal, or when sent by facsimile transmission charges prepared,

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               provided that the communication is addressed:

                 (i)   In the case of the Company: TRSG Corporation
                                                   500 East Cheyenne Ave.
                                                   North Las Vegas, Nevada 89030
                                                   Telephone:  (702) 399-4328
                                                   Telefax     (702) 642-4499

                 (ii)  In the case of Advisor:     David Michael LLC
                                                   3809 South West Temple
                                                   Salt Lake City, Utah 84115
                                                   Telephone:  (801) 281-0001
                                                    Telefax:   (801) 281-8763

     or to such other person or address designated in writing by the Company or Advisor to receive notice.

          (G) Headings. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

          (H) Governing Law. This Agreement was negotiated and is being contracted for in Utah, and shall be governed by the laws of the State of Utah, the United States of America, not withstanding any conflict-of-law provision to the contrary.

          (I) Binding Effect. This Agreement shall be binding upon the parties hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successors, and assigns.

          (J) Entire Agreement. This Agreement contains the entire agreement between the parties hereto and supersedes any and all prior agreements, arrangements, or understandings between the parties relating to the subject matter of this Agreement. No oral understan dings, statements, promises, or inducements contrary to the terms of this Agreement exist. No representations, warranties, covenants, or conditions, express or implied, other than as set forth herein, have been made by any party.

          (K) Severability. If any part of this Agreement is deemed to be unenforceable the balance of the Agreement shall remain in full force and effect.

          (L) Counterparts. A facsimile, telecopy, or other reproduction of this Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, by one or more parties hereto and such executed copy may be delivered by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen. In this event, such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties agree to execute an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.


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          (M)  Time is of the Essence.  Time is of the essence of this Agreement and of each and every provision hereof.




         IN WITNESS WHEREOF, the parties have executed this Agreement on the date above written.


         The "Company"                         "Advisor"
         TRSG Corporation                      David Michael LLC
         A Delaware Corporation                A Utah Limited Liability Company



         By:    /s/ Rick Bailey                By: /s/ David Wolfson
              ---------------------            ----------------------------
         Name:                                 Name:
         Title:  President                     Title: